PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT dated as of August 9, 1996 made by WINSTAR GLOBAL PRODUCTS, INC. (the "Pledgor"), in favor of IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as agent for the Banks (as defined below) (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Pledgor is the beneficial and record owner of all of the issued and outstanding shares (the "Shares") of Inne Dispensables, Inc. (the "Company") held by the Pledgor (the "Pledged Shares"); and

         WHEREAS, the Pledgor has entered into an Amended and Restated Credit Agreement dated as of the date hereof (the "Credit Agreement"; terms used herein, and not otherwise defined herein, are used with the meanings ascribed to them in the Credit Agreement) among the Pledgor, IBJ Schroder Bank & Trust Company, as a lender, and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Loans as defined in and under the Credit Agreement (each a "Bank", and collectively, the "Banks") and the Agent, pursuant to which the Pledgor has executed a $12,000,000 Revolving Credit Note dated as of the date hereof in favor of the Banks (the "Note"); and

         WHEREAS, as a condition precedent to the Agent and the Banks entering into the Credit Agreement, the Agent and the Banks have required the Pledgor to grant, assign and pledge, and the Pledgor has agreed to grant, assign and pledge, to the Agent, for the benefit of the Banks, a continuing first priority security interest in and to all its rights, title and interests in the Pledged Collateral (as hereinafter defined) to secure all of the obligations of the Pledgor to the Agent and the Banks under the Credit Agreement, the Note and the other Related Documents.

         NOW,  THEREFORE,  the  Pledgor,   intending  to  be  bound  hereby,  in
consideration of the premises hereof, in order to induce the Banks to provide the Loans under and in accordance with the terms of the Credit Agreement and for other good and valuable consid-

eration, the receipt and sufficiency of which is hereby acknowledged, hereby agree with, and for the benefit of, the Agent and the Banks as follows:

         SECTION 1. Pledge. The Pledgor hereby pledges and assigns to the Agent, for the benefit of the Banks, and grants to the Agent, for the benefit of the Banks, a continuing first and prior security interest in all of its rights, title and interests in and to the Pledged Shares of the Company, whether now owned or existing or hereafter acquired or arising, including, without

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limitation,   all  income,  cash,  dividends  or  other  distributions  received therefrom, and all proceeds thereof, including, without limitation, proceeds received from any sale, financing or refinancing above the existing amount of debt so refinanced, and all products, substitutions, additions, changes and replacements thereof (all of the same being herein referred to as the "Pledged Collateral").

         SECTION 2. Security for Obligations. This Agreement secures (a) the indefeasible payment of all liabilities, obligations and indebtedness of any and every kind and nature heretofore, now or hereafter owing, arising, due or payable from the Pledgor to the Agent and each Bank pursuant to the Credit Agreement, the Note and all other Related Documents to which the Pledgor is a party, however evidenced, created, incurred, acquired or owing, whether for principal, interest, fees, indemnification, expenses or otherwise, whether primary or secondary, direct or indirect, joint or several, contingent or fixed, or otherwise, including, without limitation, obligations of performance, now or hereafter given by the Pledgor to the Agent and the Banks and whether arising by book entry, oral agreement or operation of law, (b) all obligations and liabilities of the Pledgor now or hereafter existing under the this Agreement, the Credit Agreement or any other Related Document to which it is a party, (all such obligations and liabilities described in the foregoing clauses (a) and (b) above being hereinafter collectively referred to as the "Obligations"). The Pledgor, the Agent and each of the Banks hereby agree that they intend the security interest hereby granted to attach upon the execution of this Agreement.

         SECTION 3.  Delivery  of  Pledged  Collateral.  (A) Should the  Pledged
Collateral at any time be represented or evidenced by a certificate or instrument, such certificates or instruments shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the maturity of the Loans or upon the occurrence and continuation of an Event of Default under the Credit Agreement and/or the other Related Documents (any such event being an "Acceleration Default"), the Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

         (B) Should the Pledged Collateral at any time not be represented or evidenced by a certificate or instrument, the


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

books and records of the Company shall be marked to reflect the pledge and security interests granted to the Agent, for the benefit of the Banks, under this Agreement.

         SECTION 4. Representations and Warranties. The Pledgor hereby represents and warrants to the Agent and each Bank as follows:

                  (a) The Pledged Shares have been duly authorized and validly issued, are fully paid and non-assessable and represent 100% of the issued and outstanding shares of the Company; and no warrants, subscription rights or options are outstanding with respect to the shares of the Company.

                  (b) The Pledgor is the legal and beneficial owner of the Pledged Collateral, free and clear of any Liens, adverse claims, security interests, options or other charges or encumbrances, except for the security interests created by this Agreement.

                  (c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected continuing first priority security interest in the Pledged Collateral, securing the indefeasible payment and performance of the Obligations.

                  (d) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Persons is required to be obtained or made by the Pledgor either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, subject to applicable state and federal securities laws.

                  (e) There are no restrictions on the transfer of the Pledged Collateral, except such, if any, as are imposed by operation of law, and there are no options, warrants or rights pertaining thereto. The Pledgor has the right to transfer the Pledged Collateral free of any encumbrances and without the consent of the creditors of the Pledgor (other than the Agent), any persons or any governmental agency whatsoever.

     (f) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by the Pledgor is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) the by-laws or the certificate of incorporation of the Pledgor or the Company or any agreement among the shareholders of the Company,

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


(ii) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, trust agreement or other agreement or instrument to which the Pledgor is a party or by which it is bound, or (iii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to the Pledgor, subject to applicable state and federal securities laws.

                  (g) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as limited by applicable fraudulent conveyance law or bankruptcy reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity)

                  (h) Any assignee of all or any portion of the Pledged Collateral is entitled to receive payments with respect thereto without any defense, counterclaim, setoff, abatement, reduction, recoupment or other claim arising out of the actions of the Pledgor.

                  (i) There are no actions, suits or proceedings (whether or not purportedly on behalf of the Pledgor) pending or, to the best knowledge of the Pledgor, threatened affecting the Pledgor that involve the Pledged Collateral, this Agreement, the Credit Agreement, the Note or any of the other Related Documents.

                  (j) All consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution, delivery and performance by the Pledgor of this Agreement have been obtained, subject to applicable state and federal securities laws.

         SECTION 5. Further Assurances. The Pledgor hereby agrees that at any time and from time to time, at its expense, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Agent or any Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any Bank to exercise and enforce its rights and remedies hereunder, subject to applicable state and federal securities laws, with respect to any Pledged Collateral.

         SECTION 6. Voting Rights; Distributions, Etc. (a) So long as no Acceleration Default shall have occurred and be continuing:

                  (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not

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



         inconsistent with the terms of this Agreement, the Credit Agreement or any other Related Document to which the Pledgor is a party; provided, however, that the Pledgor shall give the Agent and each Bank prior written notice whenever the Pledgor shall exercise or refrain from exercising any such voting or other consensual right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                  (ii) The Pledgor shall be entitled to receive and retain any and all income, dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all:

                           (A) income, dividends and distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;

                           (B) income, dividends and other distributions paid or
                  payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of contributed capital, capital surplus or paid-in-surplus; and

                           (C) cash paid,  payable or otherwise  distributed  in
                  respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

         shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent and the Banks, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with all necessary endorsements).

                  (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the income, dividends or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

         (b) Upon the occurrence and during the continuance of an Acceleration Default:


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                  (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) hereof and to receive the income, dividends and interest payments which they would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Agent and the Banks who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such income, dividends and interest payments.

                  (ii) All income, dividends and interest payments which are received by the Pledgor contrary to the provisions of clause (i) of this Section 6(b) shall be received in trust for the benefit of the Agent and the Banks, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with all necessary endorsements).

         SECTION 7. Transfers and Other Liens; Additional Interests. The Pledgor hereby agrees that it will not (i) sell or otherwise transfer or dispose of, or grant any interest in or option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interests under this Agreement.

         SECTION 8. Litigation Respecting the Pledged Collateral. In the event any action, suit or other proceeding at law, in equity, in arbitration or before any other authority involving or affecting the Pledged Collateral becomes known to or is contemplated by the Pledgor, the Pledgor shall give the Agent and the Banks immediate notice thereof and if the Pledgor is contemplating such action, suit or other proceeding, the Pledgor shall be required to receive the written consent of the Agent and any Bank prior to commencing any such action, suit or other proceeding, which consent shall not be unreasonably withheld or delayed.

         SECTION 9. Agent Appointed Attorney-in-Fact. (a) The Pledgor hereby appoints the Agent (and any officer or agent of the Agent with full power of substitution and revocation) the Pledgor's true and lawful attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion to (i) if an Acceleration Default is continuing, take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (I) to


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


receive, endorse and collect all instruments made payable to the Pledgor representing any income, dividend or other distribution in respect of the Pledged Collateral or any part or proceeds thereof and to give full discharge for the same; and (II) to transfer the Pledged Collateral, in whole or in part, to the name of the Agent or such other Person or Persons as the Agent may designate; take possession of and endorse any one or more checks, drafts, bills of exchange, money orders or any other documents received on account of the Pledged Collateral; collect, sue for and give acquittances for moneys due on account of the foregoing; withdraw any claims, suits, or proceedings pertaining to or arising out of the foregoing; take any other action contemplated by this Agreement; and sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing, and (ii) at any time execute and record or file on behalf of the Pledgor any evidence of a security interest contemplated by this Agreement and any refilings, continuations or extensions thereof.

                  (b)      The powers of attorney which shall be granted pur-

suant to Section 9(a) hereof and all authority thereby conferred shall be granted and conferred solely to protect the Agent's and each Bank's interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the indefeasible payment and performance in full of the Obligations and shall not be terminated prior thereto or affected by any act of the Pledgor or by operation of law, including, but not limited to, dissolution, death, disability or incompetency of any Person, the termination of any trust, or the occurrence of any other event, and if the Pledgor should become bankrupt, insolvent, or come under the direct regulation of similar laws which affect the rights of creditors generally or any other event should occur before the indefeasible payment and performance in full of the Obligations and termination of the Credit Agreement, the Note and the other Related Documents, such attorney-in-fact shall nevertheless be fully authorized to act under such powers of attorney as if such event had not occurred and regardless of notice thereof.

         SECTION 10. Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent or any Bank may itself perform, or cause performance of, such agreement, and the expenses of the Agent or such Bank incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof.

         SECTION 11. Reasonable Care. The Agent and the Banks shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent or such Bank accords their own property, it

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

being understood that the Agent or such Bank shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged
Collateral, whether or not the Agent or any Bank has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 12.  Remedies Upon Acceleration Default.

                  (a) If any Acceleration Default shall have occurred and be continuing:

                           (i) The Agent may notify the obligors or other parties, if any, interested in any items of Pledged Col-

         lateral of the interests of the Agent or any Bank therein and of any action proposed to be taken with respect thereto, and inform any of those parties that all payments otherwise payable to the Pledgor with respect thereto shall be made by the Agent until all amounts due under the Credit Agreement, the Note and the other Related Documents have been indefeasibly paid in full;

                           (ii) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor hereby agrees that, to the extent notice of sale shall be required by law, at least five days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                           (iii) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as

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


         collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 13 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after the indefeasible payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may lawfully entitled to receive such surplus; and

                           (iv) The Agent may otherwise use or deal from time to time with the Pledged Collateral, in whole or in part, in all respects as if the Agent were the outright owner thereof.

                  (b) Except as set forth in Section 12(a)(iii) hereof, the Agent shall have the sole right to determine the order in which Obligations shall be deemed discharged by the application of the Pledged Collateral or any other property or money held hereunder or any amount realized thereon. Any requirement of reasonable notice imposed by law shall be deemed met if such notice is in writing and is mailed, teletransmitted or hand delivered to the Pledgor at least five days prior to the sale, disposition or other event giving rise to such notice requirement.

                  (c) The Agent shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by and in accordance with subsection (a) above and shall apply the full proceeds in accordance with the provisions of this Agreement.

                  (d)      Notwithstanding the foregoing, none of the provi-

sions of this Section 12 shall confer on the Agent any rights or privileges that are not permissible under applicable law.

                  (e)      In connection with the provisions of this Agree-

ment, the Pledgor from time to time shall promptly execute and deliver, or cause to be executed and delivered, to the Agent such documents and instruments, shall join in such notices and shall take, or cause to be taken, such other lawful actions as the Agent shall deem necessary or desirable to enable it to exercise any of the rights with respect to the Pledged Collateral granted to it pursuant to this Agreement.

         SECTION 13. Expenses. The Pledgor will, upon demand, pay to the Agent the amount of all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent or any Bank may incur in connection with (i) the perfection, custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights


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


of the Agent hereunder, (iii) the failure by the Pledgor to perform or observe any of the provisions hereof, or (v) any actual or attempted sale, assignment of rights or interests, or exchange of, or any enforcement, collection, compromise or settlement respecting the Pledged Collateral or any other property or money held hereunder, or any other action taken by the Agent or any Bank hereunder whether directly or as attorney-in-fact pursuant to the power of attorney herein conferred, and all such expenses shall be deemed a part of the Obligations for all purposes of this Agreement and the Agent may apply the Pledged Collateral or any other property or money held hereunder to payment of or reimbursement of itself for such expenses. The Pledgor shall pay all such expenses on demand, together with interest thereon from the date the expense is paid or incurred by the Agent or any Bank at an interest rate equal to that under the Note (computed on the basis of the actual number of days elapsed over a 360-day year).

     SECTION 14. Waivers and Amendments, Etc. The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any jurisdiction in which such exercise would be prohibited by law. No action, failure to act or knowledge of the Agent or any Bank shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. Any waiver or consent respecting any covenant, representation, warranty or other term or provision of this Agreement shall be effective only in the specified instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Agent or any Bank at any time or times to require performance of, or to exercise their rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner shall affect their rights at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. Any right or power of the Agent or any Bank hereunder respecting the Pledged Collateral and any other property or money held hereunder may at the option of the Agent be exercised as to all or any part of the same and the term the "Pledged Collateral" wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) the "Pledged Collateral and any other property or money held hereunder or any part thereof". This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by the party against whom or which such amendment or waiver is sought to be charged.

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


         SECTION 15. Notices. Any notice or other communication to be given or made to the Agent and the Banks hereunder shall be sent or otherwise communicated to the Agent at: IBJ Schroder Bank & Trust Company, One State Street, New York, New York 10004, attention: Asset-Based Lending Division, with a copy to Messrs. Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022, attention: Lawrence Remmel, or such other address and/or for such other attention as may be notified to the Pledgors in accordance with this
Section 15. Any notice or other communication to be given to the Pledgor shall be sent or otherwise communicated to the Pledgor at: Winstar Global Products, Inc., 12 Gardner Road, Fairfield, New Jersey 07004, Attention: Richard Noble, or such other address and/or for such other attention as may be notified to the Agent in accordance with this Section 15. Any notice or other communication to be given or made pursuant to this Agreement may be given or made by personal delivery, or by overnight courier, or by postage prepaid, registered or certified first class mail, return receipt requested, or by telecopy. All notices or other communications to be given or made pursuant to this Agreement shall be deemed to have been given or made when received as established, in the case of delivery by overnight courier, on the next Business Day and, in the case of delivery by mail, five Business Days after mailing.

         SECTION 16. Continuing Security Interest. This Agreement shall create a continuing first priority security interest in the Pledged Collateral and shall
(i) remain in full force and effect until the indefeasible payment in full or performance of the Obligations, (ii) be binding upon the Pledgor, its successors and assigns and (iii) inure to the benefit of the Agent, the Banks and their successors, transferees and assigns. Upon the indefeasible payment in full or performance of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms of this Agreement.

         SECTION 17. Severability. In the event that any provision of this Agreement shall be determined to be superseded, invalid or otherwise unenforceable pursuant to applicable law, such determination shall not affect the validity of the remaining provisions of this Agreement, and the remaining provisions of this Agreement shall be enforced as if the invalid provision were deleted.

         SECTION 18. Survival of Representations, etc. All representations, warranties, covenants and other agreements made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all amounts due under the Credit Agreement, the Note and the other Related Documents have been indefeasibly paid in full. This Agreement

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shall  remain  and  continue  in full  force and  effect  without  regard to any modification, execution, renewal, amendment or waiver of any provision of any of the Credit Agreement, the Note and the other Related Documents.

         SECTION 19. Termination and Miscellaneous Provisions. This Agreement shall continue in full force and effect until all of the Obligations shall have been indefeasibly paid and satisfied. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, and assigns. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 20. Entire Agreement. This Agreement, the Credit Agreement and the other Related Documents contain the entire agreement of the parties and supersedes all other agreements, understandings and representations, oral or otherwise, between the parties with respect to the matters contained herein.

         SECTION 21. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict of laws provisions. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.



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         IN WITNESS WHEREOF, the Pledgor, and the Agent, on behalf of the Banks, have each caused this Agreement to be duly executed and delivered as of the date first above written.


                                   WINSTAR GLOBAL PRODUCTS, INC.


                                   By: /s/ Richard W. Noble
                                         Name: Richard W. Noble
                                         Title: Vice President


                                   IBJ SCHRODER BANK & TRUST COMPANY, as Agent



                                   By:   /s/ Louis J. De Luca
                                         Name: Louis J. De Luca
                                         Title: Vice President



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         The undersigned hereby  acknowledges  receiving notice of, and consents to, the foregoing Pledge Agreement and agrees to recognize all of the rights granted to the Agent and the Banks therein and, to the full extent of its ability, to take all actions reasonably necessary to effectuate said rights and the purposes of the Pledge Agreement, as requested by the Agent or any Bank pursuant to the terms thereof.

Date:  August 9, 1996


                                     INNE DISPENSABLES, INC.


                                     By:  /s/ Richard W. Noble
                                          Name: Richard W. Noble
                                          Title: Vice President


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